METROPOLITAN SERIES FUND

SUPPLEMENT DATED NOVEMBER 21, 2013

TO THE

PROSPECTUS DATED APRIL 29, 2013, AS AMENDED

BLACKROCK LARGE CAP VALUE PORTFOLIO

Effective December 2, 2013, the following changes are made to the prospectus of BlackRock Large Cap Value Portfolio (the “Portfolio”), a series of Metropolitan Series Fund.

In the Portfolio Summary, the disclosure in the section entitled “Principal Investment Strategies” is deleted in its entirety and replaced with the following:

BlackRock Advisors, LLC (“BlackRock”), subadviser to the Portfolio, under normal market conditions, invests at least 80% of the Portfolio’s net assets in a portfolio of securities issued by large capitalization companies, which may include common and preferred stocks. BlackRock considers large capitalization companies to be those with market capitalizations within the capitalization range of companies included in the Russell 1000 Value Index, which is composed of value stocks in the Russell 1000 Index. As of December 31, 2012, the Russell 1000 Index included companies with capitalizations of approximately $312.72 million and above. BlackRock will continue to consider stock of a company to be stock of a large capitalization company, and may continue to hold the stock, even if the company has moved outside the capitalization range of the Russell 1000 Value Index. The Portfolio may invest up to 20% of its assets in smaller capitalization stocks. The Portfolio may invest in derivatives, such as index futures, to obtain investment exposure, enhance return, or “hedge” or protect its assets from an unfavorable shift in the value or rate of a reference instrument.

Stock Selection

The Portfolio emphasizes value-oriented investments and invests primarily in a diversified portfolio of equity securities of large capitalization companies located in the United States that BlackRock believes are trading at below normal valuation. BlackRock uses a disciplined investment process, which incorporates both fundamental research and a quantitative model, in the identification of undervalued securities. BlackRock’s assessment of value is based on a variety of factors, including, but not limited to: price-to-earnings ratios, book values, and dividend yields, with a focus on companies with large market capitalizations. The Portfolio also may invest a portion of its assets in securities of issuers in non-U.S. developed markets that are traded in U.S. markets. From time to time the Portfolio may invest in shares of companies through initial public offerings and may invest in restricted securities. In order to be included in the Portfolio’s investment portfolio, every security must be approved by the fundamental process.

In the Portfolio Summary, the following disclosure is added at the end of the section entitled “Principal Risks”:

Foreign Investment Risk. Investments in foreign securities tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks relating to political, social and economic developments abroad, as well as risks resulting from differences between the regulations and reporting standards and practices to which U.S. and foreign issuers are subject. To the extent foreign securities are denominated in foreign currencies, their values may be adversely affected by changes in currency exchange rates. All of the risks of investing in foreign securities are typically increased by investing in emerging market countries.

In the Portfolio Summary, the disclosure regarding the Portfolio’s portfolio managers in the section entitled “Management” is deleted in its entirety and replaced with the following:

Portfolio Managers. The Portfolio is managed by a team led by Bartlett Geer, CFA, Managing Director of BlackRock, and Carrie King, Managing Director of BlackRock. They are jointly and primarily responsible for the day-to-day management of the Portfolio. Mr. Geer and Ms. King have been managers of the Portfolio since December 2013.

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The following disclosure is added at the end of the section entitled “Principal Risks of Investing in the Portfolio”:

Foreign Investment Risk

Investments in foreign securities, including depositary receipts, tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks not associated with investing in U.S. securities. These additional risks may adversely affect the Portfolio’s performance.

Investments in foreign securities, whether denominated in U.S. dollars or foreign currencies, are subject to political, social and economic developments in the countries and regions where the issuers operate or are domiciled or where the securities are traded.

Less information may be publicly available about foreign companies than about U.S. companies. Foreign companies are generally not subject to the same accounting, auditing and financial reporting standards and practices as are U.S. companies. In addition, the Portfolio’s investments in foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of foreign currency and confiscatory taxation. Moreover, the Portfolio may have more limited recourse against an issuer than it would in the United States.

The costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions. Foreign settlement and clearance procedures and trade regulations may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments.

To the extent the Portfolio owns foreign securities denominated in foreign currencies, directly holds foreign currencies or purchases and sells foreign currencies, changes in currency exchange rates may affect the Portfolio’s net asset value, as well as the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the Portfolio to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of the Portfolio’s foreign currency or securities holdings. Although the Portfolio may employ certain techniques, such as forward contracts and futures contracts, in an effort to reduce the risk of unfavorable changes in currency exchange rates, there is no assurance that those techniques will be effective. If such techniques are employed and are effective, they will generally reduce or eliminate the benefit of any changes in currency exchange rates that otherwise would have been favorable to the Portfolio.

All of the risks of investing in foreign securities are typically increased by investing in emerging market countries. Generally, economic structures in these countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investment in certain issuers or industries or that prevent foreign investors from withdrawing their money at will. Small securities markets and low trading volumes in emerging market countries can make investments illiquid and more volatile than investments in developed countries, and such securities may be subject to abrupt and severe price declines.

In the subsection entitled “Additional Information About Management—The Subadviser,” the fifth through the seventh paragraphs are deleted in their entirety and replaced with the following:

The Portfolio is managed by a team of investment professionals who participate in the team’s research process and stock selection. The lead members of this team are Bartlett Geer, CFA, and Carrie King. Mr. Geer and Ms. King are jointly and primarily responsible for the day-to-day management of the Portfolio, including setting the Portfolio’s overall investment strategy and overseeing the management of the Portfolio.

Mr. Geer, a manager of the Portfolio since December 2013, has been a Managing Director of BlackRock and Head of BlackRock’s Basic Value Equity Team since September 2012. Prior to joining BlackRock, Mr. Geer served as a Managing Director and Portfolio Manager at Putnam Investments from 2000 to 2012.

Ms. King, a manager of the Portfolio since December 2013, has been a Managing Director of BlackRock since 2010. From 2007 to 2010, Ms. King served as a Director and Portfolio Manager at BlackRock.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE

PROSPECTUS FOR FUTURE REFERENCE

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